Page 3
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ________________________


                                   FORM 8 - K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2001


                              Data I/O Corporation
             (Exact name of registrant as specified in its charter)

                                   Washington
                 (State of other jurisdiction of incorporation)


                    0-10394                          91-0864123
           (Commission File Number)     (IRS Employer Identification No.)


                 10525 Willows Road N.E., Redmond, WA  98073-9746
             (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (425) 881-6444


                                 Not Applicable
          (Former name or former address, if changed since last report)


                                Page 1 of 4 Pages
                           Index to Exhibits on Page 3

Item 4. Changes in Registrant's  Certifying  Accountants

The Board of Directors, based on a recommendation from its audit committee, approved an action on November 14, 2001 for the dismissal of Ernst & Young LLP as its independent auditors. The audit committee and the board of directors have approved another independent public accounting firm, subject to such firm's normal client acceptance processes and procedures, and the Company will file a Form 8-K/A upon completion of this process.

The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Independent Auditors' Report on the consolidated financial statements of Data I/O Corporation for the fiscal year ended December 28, 2000 contained an explanatory paragraph regarding the Company's change in its method of accounting for revenue recognition.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 28, 2000 and December 30, 1999, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated November 16, 2001 is filed as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

16.      Letter of Ernst & Young LLP to the Commission


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Data I/O Corporation


November 16, 2001             By /s/ Joel S. Hatlen


                              Its Vice President/CFO/Secretary/Treasurer

Data I/O Corporation

Form 8-K Report

Index to Exhibits

Exhibit
Number                     Exhibit

16       Letter of Ernst & Young LLP to the Commission, dated November 16, 2001

EXHIBIT 16 TO FORM 8-K


November 16, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:


We have read Item 4 of Form 8-K dated November 19, 2001, of Data I/O Corporation and are in agreement with the statements contained in the second and third paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                      /s/ Ernst & Young LLP